SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche European Equity Fund

The following information replaces the existing similar disclosure relating to the fund in the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:

Deutsche European Equity Fund

The following waiver is currently in effect:

The Advisor has contractually agreed through September 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.12% for Class T shares. The agreement may only be terminated with the consent of the fund’s Board.

Please Retain This Supplement for Future Reference

June 7, 2017
SAISTKR-342